Exhibit 99.1

NASDAQ-GS: SFNC Investor Presentation

Forward-Looking Statements and Non-GAAP Financial Measures

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's common stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its common stock on favorable terms, the ability of the Company to successfully implement its acquisition strategy, changes in interest rates and capital markets, inflation, customer acceptance of the Company's products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this Report, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Non-GAAP Financial Measures

This document contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company's management uses these non-GAAP financial measures in their analysis of the company's performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company's core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

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(1) Based on April 25, 2018 closing price of $30.50. (2) As of March 31, 2018. Company Profile 3 SOUTHEAST DIVISION SOUTHWEST DIVISION NORTH TEXAS DIVISION Arkansas SW Missouri (Springfield) Tennessee South TexasSt. Louis Kansas CityColorado KansasOklahoma Dallas / Fort Worth Metroplex Loans $2.8 billion Deposits $1.5 billion Loans $4.4 billion Deposits $6.6 billion Loans $2.4 billion Deposits $2.4 billion BRANCHES BY STATE TennesseeOklahoma Texas Arkansas Colorado MissouriKansas 82 44 3 7 27 17 20 Total 200 TICKER: SFNC Founded Footprint (2) Total Assets (2) Market Cap (1) 1903 $2.8 billion $15.6 billion7 States

(1) Includes Southwest Bank trust assets. Non-Banking Business Units 4 ▪ $174 million nationwide credit card portfolio ▪ Loan yield (including fees) over 13.9% ▪ History of excellent credit quality (1.63% net charge-off ratio in Q1 2018) TRUST (1) ▪ Q1 2018: $5.3 billion in trust assets ($3.1 billion AUM) ▪ Q1 2018: Profit Margin: ~31.0% ▪ Growing investment management business ROYALTY TRUST ▪ FY 2017 Revenue: $1.9 million ▪ FY 2017 NIBT Margin: 26.9% INVESTMENTS ▪ Q1 2018 Retail Group: $1.4 billion AUM – $210 million in fee-based / advisory assets INSURANCE (EMPLOYEE BENEFITS & LIFE) ▪ Q1 2018 Revenue: $910 thousand ▪ Q1 2018 Profit Margin: 46.6% ▪ Q1 2018 Mortgage Originations: $132.7 million ▪ 70.1% Purchase vs. 29.9% Refinance

Financial Highlights

2017 Results (YTD) *$ in millions, except per share data*	2016 Earnings	2017 Earnings	Change $	Change %	2016 Diluted EPS	2017 Diluted EPS	Change $	Change %
GAAP Results	$ 96.79	$ 92.94	$ (3.85)	(4.0%)	$ 1.56	$ 1.33	$ (0.23)	(14.7%)
Non-Core Items	4.62	14.64	10.02	216.9%	0.08	0.21	0.13	162.5%
SAB 118 Adjustment[1]	-	11.47	11.47	NA	-	0.16	0.16	NA
Non-GAAP Core Results	$ 101.41	$ 119.05	$ 17.64	17.4%	$ 1.64	$ 1.70	$ 0.06	3.7%
ROA	1.25%	0.92%						
Core ROA	1.31%	1.18%						
ROTCE	13.92%	11.26%						
Core ROTCE	14.56%	14.28%						
Efficiency Ratio[2]	56.32%	55.27%						
NIM	4.19%	4.07%						
Core NIM	3.83%	3.76%						

Q1 2018 Results (QTD) *$ in millions, except per share data*	Q1 2017 Earnings	Q1 2018 Earnings	Change $	Change %	Q1 2017 Diluted EPS	Q1 2018 Diluted EPS	Change $	Change %
GAAP Results	$ 22.12	$ 51.31	$ 29.19	132.0%	$ 0.35	$ 0.55	$ 0.20	57.1%
Non-Core Items	0.41	1.31	0.89	217.0%	0.01	0.02	0.01	100.0%
SAB 118 Adjustment[1]	-	-	-	NA	-	-	-	NA
Non-GAAP Core Results	$ 22.53	$ 52.62	$ 30.09	133.5%	$ 0.36	$ 0.57	$ 0.21	58.3%
ROA	1.07%	1.38%						
Core ROA	1.09%	1.41%						
ROTCE	12.22%	18.77%						
Core ROTCE	12.44%	19.23%						
Efficiency Ratio[2]	60.92%	53.24%						
NIM	4.04%	4.17%						
Core NIM	3.80%	3.82%						

Note: Per share information has been adjusted to reflect the effects of the Company's two-for-one stock split, which occurred on February 8, 2018.

Note: Core excludes non-core income and expense items (e.g. merger related cost and branch rightsizing cost). Core NIM excludes interest purchase accounting interest accretion. Core results are non-GAAP measurements. See Appendix for non-GAAP reconciliations.

(1) Tax adjustment to revalue deferred tax assets and liabilities to account for future impact for lower corporate tax rates resulting from the "Tax Cuts and Jobs Act," signed into law December 22, 2017.

(2) Efficiency ratio is non-interest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and non-interest revenues, excluding gains and losses from securities transactions and non-core items. See Appendix for non-GAAP reconciliations.

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(1) Per share information has been adjusted to reflect the effects of the Company’s two-for-one stock split, which occurred on February8,2018. Note:Core excludes non-core income and expense items (e.g. merger related cost and branch rightsizing cost). Core results are non-GAAP measurements. See Appendix for non-GAAP reconciliations. Financial Highlights –Q1 2018 6 NON-RECURRING ITEMS SELECTED HIGHLIGHTS (1) ▪ Merger-related & branch right-sizing costs: $1.8 million pre-tax ▪ Loan balances increased $208 million from Q4 2017 ▪ Deposits increased $564 million from Q4 2017 ▪ Total assets were $15.6 billion ▪ ROAA of 1.38% and Core ROAA of 1.41% ▪ ROACE of 9.90% and Core ROACE of 10.15% ▪ ROTCE of 18.77% and Core ROTCE of 19.23% ▪ NIM of 4.17% and Core NIM of 3.82% ▪ Diluted EPS of $0.55 and Core Diluted EPS of $0.57 ▪ Equity to asset ratio of 13.52% and tangible common equity to tangible asset ratio of 7.94% ▪ Book value per share was $22.86 and tangible book value per share was $12.62 2-FOR-1 STOCK SPLIT ▪ Board approved a two-for-one stock split in the form of a 100% stock dividend ▪ Record date of January 30, 2018 and payable date occurred on February 8, 2018 ▪ All per share information has been restated for the stock split

Tax Cuts & Jobs Act Initiatives 7 ASSOCIATES ▪ Increase in the profit-sharing component of our 401(k) plan ▪ Increased consideration for our high-performing associates ▪ Other initiatives ▪ Contribution of $5 million to Simmons First Foundation to support CRA qualified community development grants throughout our footprint COMMUNITY ▪ Investment in technology of up to $100 million to improve delivery of products and services to customers ▪ Estimated incremental cost increase for 2018 is approximately $7 million CUSTOMERS ▪ Effective tax rate of 23% to 24% compared to 33% to 34% ▪ Retention of additional capital to grow our business ▪ Increased quarterly shareholder dividend payment by 20% SHAREHOLDERS

$- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2014 2015 2016 2017 FY18 Q1 Loans Deposits $4.6 $7.6 $8.4 $15.1 $15.6 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 2014 2015 2016 2017 FY18 Q1 (1) Efficiency ratio is non-interest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and non-interest revenues, excluding gains and losses from securities transactions and non-core items. See Appendix for non-GAAP reconciliations. Note:Core excludes non-core income and expense items (e.g. merger related cost and branch rightsizing cost). Core results are non-GAAP measurements. See Appendix for non- GAAP reconciliations. Performance Trends 8 TOTAL ASSETS ($ IN BILLIONS) EFFICIENCY RATIO (1) NON-INTEREST INCOME / REVENUE TOTAL LOANS & DEPOSITS ($ IN BILLIONS) Deposits 11.7$ 26.66% 25.36% 33.30% 28.11% 21.76% 23.79% 26.49% 33.16% 27.52% 21.76% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2014 2015 2016 2017 FY18 Q1 GAAP Core 67.2% 59.0% 56.3% 55.3% 53.2% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 2014 2015 2016 2017 FY18 Q1 Loans 10.9$

12.8% 14.2% 13.5% 9.8% 9.6% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2014 2015 2016 2017 FY18 Q1 14.5% 16.7% 15.1% 11.4% 13.8% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 2014 2015 2016 2017 FY18 Q1 13.4% 16.0% 14.5% 9.8% 9.6% 3.0% 6.0% 9.0% 12.0% 15.0% 18.0% 2014 2015 2016 2017 FY18 Q1 8.8% 11.2% 11.0% 9.2% 8.6% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 2014 2015 2016 2017 FY18 Q1 Performance Trends 9 TIER 1 LEVERAGE RATIO TOTAL RISK-BASED CAPITAL RATIO TIER 1 RISK-BASED CAPITAL RATIO CET1 CAPITAL RATIO Well Cap. 5.0% Well Cap. 6.5% Well Cap. 8.0% Well Cap. 10.0%

0.80% 1.03% 1.25% 0.92% 1.38% 0.86% 1.25% 1.31% 1.18% 1.41% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2014 2015 2016 2017 FY18 Q1 GAAP Core (1) Per share information has been adjusted to reflect the effects of the Company’s two-for-one stock split, which occurred on February 8, 2018. Note:Core excludes non-core income and expense items (e.g. merger related cost and branch rightsizing cost). Core results are non-GAAP measurements. See Appendix for non- GAAP reconciliations. Performance Trends 10 ROA DILUTED EPS (1) NET INCOME ($ IN MILLIONS) ROTCE 10.99% 12.53% 13.92% 11.26% 18.77% 11.89% 15.05% 14.56% 14.28% 19.23% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 2014 2015 2016 2017 FY18 Q1 GAAP Core $1.05 $1.31 $1.56 $1.33 $0.55 $1.14 $1.59 $1.64 $1.70 $0.57 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2014 2015 2016 2017 FY18 Q1 GAAP Core $35.7 $74.1 $96.8 $92.9 $51.3 $38.7 $89.6 $101.4 $119.0 $52.6 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2014 2015 2016 2017 FY18 Q1 GAAP Core

(1) As of March 31, 2018. (2) Includes credit card, indirect, and equipment finance (nationwide). Loan Portfolio (1) 11 TOTAL LOAN PORTFOLIO $10.9 billion Agriculture 1.2% Credit Card 1.6% Consumer 3.0% Construction 12.5% Single Family Residential 17.7% Commercial Real Estate 45.8% Commercial 17.0% Other 1.3% Total % of $ in billions Loans Total Southeast Division 4.4$ 40.4% Southwest Division 2.4 21.8% North Texas Division 2.8 25.8% Other?²? 1.3 12.1% % of Re-Pricing Total Variable, Adj. or Fixed < 1 Yr. Maturity 52% Fixed Rate 48% % of CRE-Loans Total Owner Occupied 26% Non-Owner Occupied 74% % of Loan Concentration Total Capital C&D 81% CRE 272% % of Loan Concentration (Including Loan Discounts) Total Capital C&D 81% CRE 264%

Loan Growth 12 Linked Quarter Growth On a linked-quarter basis (March 31, 2018 compared to December 31, 2017), total loans increased $207.6 million, or 1.9%. The increase was due to: ▪ $126 million net increase in loans at Simmons Bank which includes: ▪ Southwest Bank loans that merged into Simmons Bank as of February 20, 2018 ▪ $25 million decrease in liquidating portfolio (indirect lending and consumer finance) ▪ $24 million decrease from seasonal agricultural loan payoffs ▪ $82 million net increase in loans at Bank SNB Quarter-over-Quarter Growth Linked Quarter Growth Q1 Q1 Change Change Q4 Q1 Change Change $ in millions 2017 2018 $ % 2017 2018 $ % Legacy Loans, including acquired migrated 4,633$ 6,290$ 1,657$ 35.78% 5,706$ 6,290$ 585$ 10.25% Acquired Loans, net of discounts 1,145 4,697 3,553 310.35% 5,074 4,697 (377) (7.43%) Total Loans, net of discounts 5,778$ 10,988$ 5,210$ 90.18% 10,780$ 10,988$ 208$ 1.93%

2018 Non-Performing Loans 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1 SFNC 0.81% 1.35% 1.98% 1.74% 1.42% 1.07% 0.74% 0.68% 1.16% 0.93% 0.86% All US Banks?¹? 2.38% 4.77% 4.68% 4.13% 3.56% 2.89% 2.28% 1.82% 1.64% 0.97% NA 2018 Non-Performing Assets 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1 SFNC 0.64% 1.12% 1.71% 1.52% 1.61% 1.91% 1.30% 0.89% 0.93% 0.57% 0.54% All US Banks?¹? 1.34% 2.38% 2.37% 2.04% 1.73% 1.40% 1.10% 0.92% 0.83% 0.71% NA 2018 Net Charge-Offs 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1 SFNC 0.43% 0.59% 0.71% 0.49% 0.40% 0.27% 0.30% 0.24% 0.40% 0.35% 0.24% SFNC?²? 0.30% 0.38% 0.52% 0.30% 0.26% 0.15% 0.20% 0.16% 0.35% 0.31% 0.20% All US Banks?¹? 1.70% 2.91% 2.95% 1.81% 1.26% 0.77% 0.54% 0.47% 0.48% 0.47% NA (1) Source: SNL Financial, all US Banks as of December 31, 20XX. March 31, 2018 unavailable. (2) Excluding credit card net charge-offs. Credit Quality: Legacy Loan Portfolio (Excluding Acquired Loans) 13 "Great Recession"

History of Strong Asset Quality (Net Charge-offs) *Federal bankruptcy reform impacted charge-offs in 2005 Source:Federal Reserve Board Note:Industry data as of December 31, 2017. Data as of March 31, 2018 not yet published by the Federal Reserve Board. Credit Quality: Credit Card Portfolio 14 SFNC 1.63% Industry 3.56% 1991 Recession 4.55% 2002 Recession 6.41% 2009 "Great Recession" 9.42% 1.42% 2.10% * 2.61% * 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% N e t C h a r g e - o f f %

Credit Quality: Loan & Credit Coverage

$ in millions	Actual Mar 31, '18	Coverage
Legacy Loan Portfolio	$ 6,290	
Allowance for Loan Loss	(47.2)	0.75%
Loans acquired	$ 4,697	
Loan discount / acquired ALLL	(79.1)	1.68%
Total Loans, before discounts	$ 10,988	
Total allowance for loan loss and loan discount	(126.3)	1.15%

Acquired Loan Migration

Upon acquisition of a portfolio, all loans are considered acquired and have a credit mark (loan discount) in place to cover potential exposure.

When an acquired, non-impaired loan is renewed or otherwise is re-underwritten for a formal modification or change in terms, the loan is then considered as a legacy credit (migrated loan) and is expected to conform to current policy guidelines. Acquired, impaired loans remain in the acquired pools for the life of the loan regardless of renewal or modification status.

Migrated loans that convert to the legacy portfolio are considered to be of acceptable risk to the bank and are subject to ALLL methodology. As with newly originated loans, acceptable credit risk loans require a lower ALLL allocation than those with a higher level of risk. Therefore, our ALLL to total loans ratio has declined, as the quality of loans subject to our ALLL methodology has improved. When acquired loan credit mark is included, our total coverage ratio remains 1.15%.

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($ in Millions) Projected Purchase Accounting Accretion & Loan Discount 16 HISTORICAL LOAN DISCOUNT BALANCE & ACCRETION INCOME 2018 ESTIMATED SCHEDULED ACCRETION $112.0 $114.1 $77.2 $55.7 $35.5 $89.3 $17.3 $39.6 $37.5 $46.1 $24.3 $27.8 $- $10.0 $20.0 $30.0 $40.0 $50.0 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2012 2013 2014 2015 2016 2017 Loan Discount Balance Accretion Income $11.3 $5.7 $4.7 $4.1 Q1A Q2E Q4EQ3E FY18E $25.8

(1) Deal ratios as of closed date. Source: SNL Financial. (2) Metropolitan was acquired from Section 363 Bankruptcy. (3) Estimated system conversion dates. Acquisitions Since 2013 17 2013 –2014 Consolidated eight charters to one National to State Charter Conversion (Fed Member Bank) 2015 2016 2017 $ in millions System Total Trust Purchase Price / Estimated Bank Announced Closed Conversion Assets AUM Price?¹? Earnings?¹?Book Value?¹? TBV?¹? Cost Savings Metropolitan National Bank?²? Sep-13 Nov-13 Mar-14 920$ 370$ 54$ 12.5 x 88% 89% 40% Delta Trust & Bank Mar-14 Aug-14 Oct-14 420 815 67 14.9 x 153% 157% 35% First State Bank May-14 Feb-15 Sep-15 1,915 - 272 12.2 x 167% 170% 20% Liberty Bank May-14 Feb-15 Apr-15 1,065 - 213 12.1 x 191% 198% 25% Trust Company of the Ozarks Apr-15 Oct-15 Jan-16 15 1,000 24 NA NA NA 15% Citizens National Bank May-16 Sep-16 Oct-16 585 200 82 18.0 x 130% 130% 25% Hardeman County Investments Nov-16 May-17 Sep-17 462 - 71 17.4 x 138% 179% 30% Southwest Bancorp, Inc (OKSB)?³? Dec-16 Oct-17 May-18 2,468 - 532 24.7 x 180% 190% 35% First Texas BHC, Inc. Jan-17 Oct-17 Feb-18 2,019 430 461 23.2 x 192% 228% 32%

Complementary Lines of Business & Future Expansion 18 MORTGAGE BANKING WEALTH MANAGEMENT & TRUST TREASURY SERVICES SBA LENDING TEAM INSURANCE CREDIT CARDS EQUIPMENT FINANCE MORTGAGE WAREHOUSE HEALTHCARE ENERGY LENDING

$10 Billion Threshold & Dodd-Frank Impact

DFAST (DODD-FRANK STRESS TEST ACT)

As part of the Dodd-Frank financial reform legislation in 2010, financial institutions with total consolidated assets of more than $10 billion are required to conduct an annual stress test. SFNC is well underway in the preparation for the DFAST requirements. A gap analysis has been prepared, the Audit and Compliance Groups have been strengthened, and the Company is preparing to invest in IT system requirements. SFNC's expected reporting timeline is:

- "As of" date for first stress test - December 31, 2018
- First stress test reporting date - July 31, 2019
- First public disclosure - October 15-31, 2019

AUDIT & COMPLIANCE REGULATORY COST

To strengthen the Audit and Regulatory Compliance groups, as well as to prepare for the increased regulatory requirements associated with exceeding $10 billion in assets, the Company has incurred the following costs:

- 2015 - $4 million
- 2016 - $7 million
- 2017 - $10 million
- 2018E - $10 million

DURBIN AMENDMENT

The Durbin amendment, passed as part of the Dodd-Frank Act, required the Federal Reserve to limit fees charged to retailers for debit card processing. For financial institutions with total assets of $10 billion or more as of December 31st of a given year, the debit card fees are reduced beginning on July 1st of the following year. Due to the acquisitions of Southwest Bancorp, Inc. and First Texas BHC, Inc., SFNC exceeded the $10 billion threshold as of December 31, 2017. The effective date for the impact of the Durbin Amendment is July 1, 2018. SFNC's estimated reduction in debit card fees per year is:

- 2017 - $0
- 2018 - $7 million pre-tax
- 2019 - $14 million pre-tax

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Subordinated Debt Offering & Kroll Rating 20 SENIOR UNSECURED DEBT SHORT-TERM DEBTSUBORDINATED DEBT SENIOR UNSECURED DEBT SHORT-TERM DEBTSUBORDINATED DEBT SHORT-TERM DEPOSITDEPOSIT BBB+ BBB K2 SIMMONS FIRST NATIONAL CORPORATION SIMMONS BANK A- A- BBB+ K2 K2 SUBORDINATED DEBT OFFERING ▪ On March 21, 2018, announced pricing of $330 million aggregate principal amount of 5.00% Fixed-to-Floating Rate Subordinated Notes due 2028 ▪ $222.3 million of net proceeds from sale of the Notes to repay outstanding indebtedness and the remainder for general corporate purposes

$0.14 $0.16 $0.18 $0.20 $0.22 $0.24 $0.27 $0.29 $0.31 $0.34 $0.37 $0.38 $0.38 $0.38 $0.38 $0.40 $0.42 $0.44 $0.46 $0.48 $0.50 $0.60 $- $0.20 $0.40 $0.60 Note: Per share information has been adjusted to reflect the effects of the Company’s two-for-one stock split, which occurred onFebruary 8, 2018. Note: See Appendix for non-GAAP reconciliations. (1) Based on April 25, 2018 closing stock price of $30.50. (2) FY18 Q1 EPS of $0.55. (3) FY18 Q1 Core EPS of $0.57, excludes non-core income and expense items and is a non-GAAP measurement. 108 Years of Consistent Dividend History 21 P R O J E C T E D 2018 Current Dividend Yield?¹? 2.0% 2018 Dividend Payout Ratio GAAP Earnings?²? 27.3% Core Earnings?³? 26.3%

Dividend + Stock Appreciation (04/25/17 –04/25/18) Note: Stock Price $30.50 as of April 25, 2018. Per share information has been adjusted to reflect the effects of the Company’s two-for-one stock split, which occurred on February 8, 2018. Source: SNL Financial 1 Year Total Shareholder Return 22 (20.0%) (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% SNL Mid Cap Bank 8.6% SFNC 14.9%

(20.0%) (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Dividend + Stock Appreciation (04/25/15 –04/25/18) Note: Stock Price $30.50 as of April 25, 2018. Per share information has been adjusted to reflect the effects of the Company’s two-for-one stock split, which occurred on February 8, 2018. Source: SNL Financial 3 Year Total Shareholder Return 23 SFNC 47.8% SNL Mid Cap Bank 55.3%

(75.0%) (50.0%) (25.0%) 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% 150.0% 175.0% 200.0% 225.0% Dividend + Stock Appreciation (12/31/07 –04/25/18) Note: Stock Price $30.50 as of April 25, 2018. Per share information has been adjusted to reflect the effects of the Company’s two-for-one stock split, which occurred on February 8, 2018. Source: SNL Financial Long-term Shareholder Return 24 SFNC 198.4% SNL Mid Cap Bank 21.4%

Note: Per share information has been adjusted to reflect the effects of the Company’s two-for-one stock split, which occurred on February 8, 2018. (1) LTM Core EPS excludes non-core income and expense items and is a non-GAAP measurement. See Appendix for non-GAAP reconciliations. (2) Based upon the Company’s average five analyst consensus EPS of $2.35 for 2018 and $2.54 for 2019, as of April 25, 2018. EPS estimates adjusted for stock split. (3) Tangible Book Value is a non-GAAP measurement. See Appendix for non-GAAP reconciliations. Source:SNL Financial Investment Profile 25 Market Data as of 04/25/18 SFNC Stock Price 30.50$ 52-Week High 30.90$ 52-Week Low 24.88$ Common Shares Outstanding (millions) 92.2 Market Capitalization (millions) 2,813.4$ % Institutional Ownership 61% Valuation & Per Share Data Price / LTM EPS 19.4 x Price / LTM Core EPS?¹? 16.1 x Price / 2018 Consensus EPS?²? 13.0 x Price / 2019 Consensus EPS?²? 12.0 x Price / Book Value 1.3 x Price / Tangible Book Value?³? 2.4 x

Strategic Focus 26 ▪"Table Stakes" –Asset Quality –Regulatory Compliance ▪Internal revenue opportunities ▪Efficiency initiatives ▪Branding in new markets and product enhancements ▪Acquisitions – Traditional banking –enhance current footprint and consider expanding into adjoining states (inside-out strategy) – Non-banking –trust, investments, insurance and credit card

Why Simmons First? 27 ▪Multiple paths to potential above-average earnings growth –M&A accretion, cost savings and revenue enhancements –Continued efficiency initiatives –Organic legacy loan growth ▪Experienced and deep management ▪Exceptional balance sheet ▪Consistent historical earnings performance ▪Attractive dividend yield and total shareholder return Committed to delivering a sophisticated and diverse range of products with the service level of a community bank

Appendix 28

Non-GAAP Reconciliations 29 Q1 Q1 $ in thousands 2015 2016 2017 2017 2018 Calculation of Core Return on Average Assets Net income available to common stockholders 74,107$ 96,790$ 92,940$ 22,120$ 51,312$ Net non-core items, net of taxes, adjustment 15,515 4,619 26,109 412 1,306 Core earnings 89,622$ 101,409$ 119,049$ 22,532$ 52,618$ Average total assets 7,164,788$ 7,760,233$ 10,074,951$ 8,414,470$ 15,088,210$ Return on average assets 1.03% 1.25% 0.92% 1.07% 1.38% Core return on average assets 1.25% 1.31% 1.18% 1.09% 1.41% Calculation of Return on Tangible Common Equity Net income available to common stockholders 74,107$ 96,790$ 92,940$ 22,120$ 51,312$ Amortization of intangibles, net of taxes 2,972 3,611 4,659 942 2,096 Total income available to common stockholders 77,079$ 100,401$ 97,599$ 23,062$ 53,408$ Net non-core items, net of taxes 15,515 4,619 26,109 412 1,306 Core earnings 89,622 101,409 119,049 22,532 52,618 Amortization of intangibles, net of taxes 2,972 3,611 4,659 942 2,096 Total core income available to common stockholders 92,594$ 105,020$ 123,708$ 23,474$ 54,714$ Average common stockholders' equity 938,521$ 1,105,775$ 1,390,815$ 1,166,473$ 2,103,052$ Average intangible assets: Goodwill (281,133) (332,974) (455,453) (348,837) (844,148) Other intangibles (42,104) (51,710) (68,896) (52,169) (104,718) Total average intangibles (323,237) (384,684) (524,349) (401,006) (948,866) Average tangible common stockholders' equity 615,284$ 721,091$ 866,466$ 765,467$ 1,154,186$ Return on average common equity 7.90% 8.75% 6.68% 7.69% 9.90% Return on tangible common equity (non-GAAP) 12.53% 13.92% 11.26% 12.22% 18.77% Core return on average common equity (non-GAAP) 9.55% 9.17% 8.56% 7.83% 10.15% Core return on tangible common equity (non-GAAP) 15.05% 14.56% 14.28% 12.44% 19.23%

Non-GAAP Reconciliations

$ in thousands	2013	2014	2015	2016	2017	Q1 2017	Q1 2018
Calculation of Core Earnings							
Net Income	$ 23,231	$ 35,688	$ 74,107	$ 96,790	$ 92,940	$ 22,120	$ 51,312
Non-core items							
Early termination agreements (temp)	-	-	2,209	-	-	-	-
Gain on sale of Merchant services	-	(1,000)	-	-	-	-	-
Gain on sale of banking operations	-	-	(2,110)	-	-	-	-
Gain from early retirement of TRUPS	-	-	-	(594)	-	-	-
Gain on sale of P&C insurance business	-	-	-	-	(3,708)	-	-
Loss on FDIC LS termination/Gain on FDIC-assisted trans.	-	-	7,476	-	-	-	-
Donation to Simmons Foundation	-	-	-	-	5,000	-	-
Merger related costs	6,376	7,470	13,760	4,835	21,923	524	1,711
Change-in-control payments	-	885	-	-	-	-	-
(Gain) loss on sale of securities	193	-	-	-	-	-	-
Branch right sizing	641	(3,059)	3,144	3,359	169	154	57
Charter consolidation costs	-	652	-	-	-	-	-
Tax Effect[1]	(2,829)	(1,929)	(8,964)	(2,981)	(8,746)	(266)	(462)
Net non-core items (before SAB 118 adjustment)	4,381	3,019	15,515	4,619	14,638	412	1,306
SAB 118 adjustment[2]	-	-	-	-	11,471	-	-
Core earnings (non-GAAP)	$ 27,612	$ 38,707	$ 89,622	$ 101,409	$ 119,049	$ 22,532	$ 52,618

(1) Effective tax rate of 26.135% for 2018 and 39.225% for prior periods, adjusted for non-deductible merger-related and branch right sizing costs and deferred tax items.

(2) Tax adjustment to revalue deferred tax assets and liabilities to account for the future impact of lower corporate tax.

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Non-GAAP Reconciliations

$ per Share	2013	2014	2015	2016	2017	Q1 2017	Q1 2018
Calculation of Diluted Earnings per Share (EPS)							
Diluted earnings per share	$ 0.71	$ 1.05	$ 1.31	$ 1.56	$ 1.33	$ 0.35	$ 0.55
Non-core items							
Early termination agreements (temp)	-	-	0.04	-	-	-	-
Gain on sale of Merchant services	-	(0.03)	-	-	-	-	-
Gain on sale of banking operations	-	-	(0.04)	-	-	-	-
Gain from early retirement of TRUPS	-	-	-	(0.01)	-	-	-
Gain on sale of P&C insurance business	-	-	-	-	(0.04)	-	-
Loss on FDIC LS termination/Gain on FDIC-assisted trans.	-	-	0.14	-	-	-	-
Donation to Simmons Foundation	-	-	-	-	0.07	-	-
Merger related costs	0.19	0.22	0.25	0.08	0.31	0.01	0.02
Change-in-control payments	-	0.03	-	-	-	-	-
(Gain) loss on sale of securities	0.01	-	-	-	-	-	-
Branch right sizing	0.02	(0.08)	0.06	0.06	-	-	-
Charter consolidation costs	-	0.02	-	-	-	-	-
Tax effect[1]	(0.09)	(0.07)	(0.17)	(0.05)	(0.13)	-	-
Net non-core items (before SAB 118 adjustment)	0.13	0.09	0.28	0.08	0.21	0.01	0.02
SAB 118 adjustment[2]	-	-	-	-	0.16	-	-
Diluted core earnings per share (non-GAAP)	$ 0.84	$ 1.14	$ 1.59	$ 1.64	$ 1.70	$ 0.36	$ 0.57

Stock Price as of 04/25/2018	$ 30.50
Price / 2017 EPS	22.9 x
Price / 2017 Core EPS	17.9 x

Note: Per share information has been adjusted to reflect the effects of the Company's two-for-one stock split, which occurred on February 8, 2018.

(1) Effective tax rate of 26.135% for 2018 and 39.225% for prior periods, adjusted for non-deductible merger-related and branch right sizing costs and deferred tax items.

(2) Tax adjustment to revalue deferred tax assets and liabilities to account for the future impact of lower corporate tax.

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(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items. Non-GAAP Reconciliations 32 Q1 Q1 $ in thousands 2015 2016 2017 2017 2018 Calculation of Efficiency Ratio Non-interest expense 256,970$ 255,085$ 312,379$ 66,322$ 98,073$ Non-core non-interest expense adjustment (18,747) (8,435) (27,357) (635) (1,772) Other real estate and foreclosure expense adjustment (4,861) (4,389) (3,042) (550) (1,020) Amortization of intangibles adjustment (4,889) (5,942) (7,666) (1,550) (2,837) Efficiency ratio numerator 228,473$ 236,319$ 274,314$ 63,587$ 92,444$ Net-interest income 278,595$ 279,206$ 354,930$ 72,380$ 134,966$ Non-interest income 94,661 139,382 138,765 30,060 37,535 Non-core non-interest income adjustment 5,731 (835) (3,972) 43 (4) Fully tax-equivalent adjustment 8,517 7,722 7,723 1,965 1,130 (Gain) loss on sale of securities (307) (5,848) (1,059) (63) (6) Efficiency ratio denominator 387,197$ 419,627$ 496,387$ 104,385$ 173,621$ Efficiency ratio?¹? 59.01% 56.32% 55.27% 60.92% 53.24%

Note: Per share information has been adjusted to reflect the effects of the Company’s two-for-one stock split, which occurred on February 8, 2018. Non-GAAP Reconciliations 33 Q1 Q1 $ in thousands, except per share and share count 2015 2016 2017 2017 2018 Calculation of Core Net Interest Margin Net interest income 278,595$ 279,206$ 354,930$ 72,380$ 134,966$ Fully tax-equivalent adjustment 8,517 7,722 7,723 1,965 1,130 Fully tax-equivalent net interest income 287,112 286,928 362,653 74,345 136,096 Total accretable yield (46,131) (24,257) (27,793) (4,427) (11,294) Core net interest income 240,981$ 262,671$ 334,860$ 69,918$ 124,802$ Average earning assets 6,305,966$ 6,855,322$ 8,908,418$ 7,469,709$ 13,251,549$ Net interest margin 4.55% 4.19% 4.07% 4.04% 4.17% Core net interest margin (non-GAAP) 3.82% 3.83% 3.76% 3.80% 3.82% March, 31 2018 Calculation of Tangible Book Value per Share Total common stockholders' equity 2,109,051$ Total intangibles (945,191) Tangible common stockholders' equity 1,163,860$ Shares of common stock outstanding 92,242,389 Book value per common share 22.86$ Tangible book value per common share (non-GAAP) 12.62$ Stock Price as of 04/25/2018 30.50$ Price / Book Value per Share 1.3 x Price / Tangible Book Value per Share 2.4 x

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